EXHIBIT 32.1

                           SECTION 1350 CERTIFICATION

      In connection with the Quarterly Report of Sunnyside Acres Mobile Estates (the "Company") on Form 10-Q for the quarter ended March 31, 2008, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Hui Peng Cheng, President and Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge:

      (1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

      (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: May 15, 2008


                                       By: /s/ Hui Peng Cheng
                                           ------------------------------------
                                           Hui Peng Cheng
                                           President and Chief Financial Officer